Exhibit 99.1

$500,000,000

CarMax Auto Owner Trust 2002-2

$104,000,000 Class A-1 ——% Asset Backed Notes
$102,000,000 Class A-2 ——% Asset Backed Notes
$174,000,000 Class A-3 ——% Asset Backed Notes
$110,000,000 Class A-4 ——% Asset Backed Notes
$10,000,000 —— % Asset Backed Certificates

CarMax Auto Superstores, Inc.
Seller and Servicer

Pooled Auto Securities Shelf LLC
Depositor

Term Sheet

The information contained in the attached computational materials is preliminary and will be replaced by the prospectus supplement and accompanying prospectus applicable to the CarMax Auto Owner Trust 2002-2 and any other information subsequently filed with the Securities and Exchange Commission. You should make your investment decision with respect to the securities described in the computational materials based solely upon the information contained in the prospectus supplement and accompanying prospectus.

These computational materials do not constitute an offer to sell or the solicitation of an offer to buy, and we will not sell the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold and no offer to buy will be accepted prior to the delivery of the prospectus supplement and accompanying prospectus relating to the securities.

The information in the attached computational materials is preliminary, limited in nature and subject to completion or amendment. We do not claim that the securities will actually perform as described in any scenario presented.

The information in the attached computational materials has been prepared by CarMax Auto Superstores, Inc. None of the underwriters, Wachovia Securities, Inc. (“Wachovia Securities”), Banc of America Securities LLC (“Banc of America”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”), nor any of their affiliates makes any representation as to the accuracy or completeness of the information in the computational materials.

The information in the computational materials addresses only certain aspects of the characteristics of the securities and does not provide a complete assessment of the securities. As such, the information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the information, including structure, trust property and collateral, may be changed from time to time to reflect changed circumstances.

The data supporting the information in the computational materials has been obtained from sources that the underwriters believe to be reliable, but the underwriters do not guarantee the accuracy of or computations based on such data. The underwriters and their affiliates may engage in transactions with the seller or its affiliates while the information is circulating. The underwriters may act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. The underwriters shall not be fiduciaries or advisors, unless they have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to the Employee Retirement Income Security Act of 1974, as amended, the information in the computational materials is being furnished on the condition that it will not form a primary basis for any investment decision.

Although a registration statement (including a form of prospectus) relating to the securities described in the computational materials has been filed with the Securities and Exchange Commission and is effective, the prospectus supplement and accompanying prospectus relating to the securities described in the computational materials have not been filed with the Securities and Exchange Commission. You must refer to the prospectus supplement and accompanying prospectus for definitive information on any matter described in the computational materials. Your investment decision should be based only on the data in the prospectus supplement and accompanying prospectus. The prospectus supplement and accompanying prospectus contain data that is current as of the applicable publication dates and after publication may no longer be complete or current. The prospectus supplement and accompanying prospectus may be updated by information subsequently filed with the Securities and Exchange Commission.

You may obtain the prospectus supplement and accompanying prospectus by contacting the Wachovia Securities Syndicate Desk at (704) 383-7727, the Banc of America Syndicate Desk at (704) 386-7744 or the Morgan Stanley Syndicate Desk at (212) 761-1971.

CarMax Auto Superstores, Inc.
Servicer

Pooled Auto Securities Shelf LLC
Depositor

Term Sheet dated November 18, 2002

Subject to Revision

Terms of the Securities:

	Class A-1 Notes	Class A-2 Notes	Class A-3 Notes	Class A-4 Notes	Certificates
Initial Principal Amount	$104,000,000	$102,000,000	$174,000,000	$110,000,000	$10,000,000
Interest Rate Per Annum	___%	___%	___%	___%	___%
Interest Accrual Method	actual/360	30/360	30/360	30/360	30/360
Distribution Dates (monthly)	15th	15th	15th	15th	15th
First Distribution Date	January 15, 2003	January 15, 2003	January 15, 2003	January 15, 2003	January 15, 2003
Final Scheduled Distribution Date	December 15, 2003	March 15, 2005	October 16, 2006	February 15, 2008	June 15, 2009
Anticipated Ratings (Moody’s/Standard & Poor’s)	Prime-1/A-1+	Aaa/AAA	Aaa/AAA	Aaa/AAA	Aaa/AAA

Seller and Servicer:
CarMax Auto Superstores, Inc. will sell the receivables and certain related property to the Depositor and will service the receivables on behalf of the Trust. CarMax Auto Superstores, Inc.’s principal executive offices are located at 4900 Cox Road, Glen Allen, Virginia 23060, and its telephone number is (804) 747-0422.

Depositor:
Pooled Auto Securities Shelf LLC will transfer the receivables and related property to the Trust. Pooled Auto Securities Shelf LLC’s principal executive offices are located at One Wachovia Center, Charlotte, North Carolina 28288, and its telephone number is (704) 715-6030

Owner Trustee:	The Bank of New York will act as Owner Trustee of the Trust.

Delaware Trustee:	The Bank of New York (Delaware) will act as Delaware Trustee of the Trust.

Indenture Trustee:	Wells Fargo Bank Minnesota, National Association will act as Indenture Trustee with respect to the Notes.

Insurer:
MBIA Insurance Corporation will issue a financial guaranty insurance policy for the benefit of the securityholders under which it will unconditionally and irrevocably guarantee the payment of monthly interest and monthly principal to the securityholders and the payment of the monthly servicing fee to the Servicer.

The Trust:
The CarMax Auto Owner Trust 2002-2 will be governed by an amended and restated trust agreement, dated as of December 1, 2002, among the Depositor, the Delaware Trustee and the Owner Trustee. The Trust will issue the notes (the “Notes”) and the certificates (the “Certificates”, and together with the Notes, the “Securities”) and will use the proceeds from the issuance and sale of the Securities to purchase from the Depositor a pool of receivables consisting of motor vehicle retail installment sale contracts originated by CarMax Auto Superstores, Inc. or one of its affiliates. The Trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the Securities. The Trust will be solely liable for the payment of the Securities, except that MBIA Insurance Corporation will issue a financial guaranty insurance policy that will unconditionally and irrevocably guarantee timely payment of interest and ultimate payment of principal on the Securities.

The Notes will be obligations of, and the Certificates will represent beneficial ownership interests in, the Trust. The Notes and the Certificates will not represent interests in or obligations of Pooled Auto Securities Shelf LLC, CarMax Auto Superstores, Inc. or any person or entity other than the Trust.

Investment in the Securities:
There are material risks associated with an investment in the Securities. These risks will be described under the caption “Risk Factors” in the prospectus supplement and accompanying prospectus applicable to the Securities, each of which should be considered in deciding whether to purchase any of the Securities.

Statistical Calculation Date:
The Statistical Calculation Date is the close of business on October 31, 2002. This is the date used in preparing the statistical information presented in these materials. As of such date, the aggregate principal balance of the receivables was $450,804,772.14. The statistical information presented in these materials does not reflect the inclusion of additional receivables in the aggregate principal amount of approximately $49,200,000, which will have been originated by CarMax Auto Superstores, Inc. or one of its affiliates before the Cutoff Date.

Cutoff Date:	The Cutoff Date will be the close of business on November 30, 2002. As of the Cutoff Date, the initial aggregate receivables balance is expected to be approximately $500,000,000.

Closing Date:	Expected to be December 5, 2002.

Distribution Dates:	The 15th day of each month (or, if the 15th day is not a business day, the next succeeding business day). The first Distribution Date will be January 15, 2003.

Record Dates:
On each Distribution Date, the Trust will pay interest and principal to the holders of the Securities as of the related record date. The record dates for the Securities will be the business day immediately preceding each Distribution Date or, if the Notes or the Certificates have been issued in fully registered, certificated form, the last business day of the preceding month.

Minimum Denominations:	The Securities will be issued in minimum denominations of $1,000 and integral multiples thereof.

Interest Rates:	The Trust will pay interest on each class of Securities at the rate specified under “Terms of the Securities”.

Interest Accrual:

Class A-1 Notes:
“Actual/360”, accrued from and including the prior Distribution Date (or from and including the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date.

        Class A-2 Notes, Class A-3 Notes,
Class A-4 Notes and Certificates:
“30/360”, accrued from and including the 15th day of the prior month (or from and including the Closing Date, in the case of the first Distribution Date) to but excluding the 15th day of the current month (assuming each month has 30 days).

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each Distribution Date will be the product of:

(1)	the outstanding principal balance of a class of Notes or the Certificates, as the case may be;

(2)	the interest rate of that class of Notes or the Certificates, as the case may be; and

(3)	(i) in the case of the class A-1 Notes, the actual number of days in the accrual period divided by 360 and

(ii)	in the case of the other classes of Notes and the Certificates, 30 (or, in the case of the first Distribution Date, assuming a December 5, 2002 Closing Date, 40) divided by 360.

Priority of Distributions:
From collections on the receivables received during the prior collection period (or since the Cutoff Date through December 31, 2002 in the case of the first Distribution Date) and amounts withdrawn from the Reserve Account and amounts paid by the Insurer, the Trust will pay the following amounts on each Distribution Date in the following order of priority:

(1)	Servicing Fee—the monthly servicing fee for the related collection period plus any overdue monthly servicing fees for the previous collection period will be paid to the Servicer.

(2)
Note Interest—monthly interest due on each class of Notes for that Distribution Date plus any overdue monthly interest payable on that class of Notes for the previous Distribution Date plus, to the extent permitted by applicable law, interest on any overdue monthly interest payable to that class of Notes at the interest rate applicable to that class will be paid to the holders of that class; provided, however, if the amount available to pay the amounts described in this clause (2) is insufficient, interest will be paid pro rata on all classes of the Notes based on the interest payable to each class.

(3)
Certificate Interest (Before Acceleration of Notes)—monthly interest due on the Certificates for that Distribution Date plus any overdue monthly interest payable on the Certificates for the previous Distribution Date plus interest on any overdue monthly interest payable on the Certificates at the interest rate applicable to the Certificates will be paid to the certificateholders; provided, however, if the Notes have been accelerated after an event of default under the indenture, this distribution will instead be made under clause (5).

(4)
Monthly Note Principal—an amount equal to the lesser of (a) the principal balance of the Notes as of the day preceding such Distribution Date and (b) the amount necessary to reduce the sum of the principal balance of the Notes and Certificates as of the day preceding such Distribution Date to the aggregate principal balance of the receivables as of the last day of the related collection period will be applied to pay principal on the Notes; provided, however, that the amount payable for any class of Notes on the final scheduled Distribution Date for that class will be the amount necessary to pay that class in full; provided, further, however, if the the amount available to pay the amounts described in this clause (4) is insufficient, monthly note principal will be paid pro rata on all classes of the Notes based on the outstanding principal amount of each class. In general, principal on the Notes will be applied in the following order of priority:

(i)	the class A-1 Notes until they are paid in full;

(ii)	on the class A-2 Notes until they are paid in full;

(iii)	on the class A-3 Notes until they are paid in full; and

(iv)	on the class A-4 Notes until they are paid in full.

If the Notes have been accelerated after an event of default under the indenture, monthly note principal will be paid pro rata on all classes of the Notes.

(5)
Certificate Interest (After Acceleration of Notes)—if the Notes have been accelerated after an event of default under the indenture, monthly interest due on the Certificates for that Distribution Date plus any overdue monthly interest payable on the Certificates for the previous Distribution Date plus interest on any overdue monthly interest payable on the Certificates at the interest rate applicable to the Certificates will be paid to the certificateholders.

(6)
Monthly Certificate Principal—an amount equal to the lesser of (a) the principal balance of the Certificates as of the day preceding such Distribution Date and (b) the amount necessary to reduce the principal balance of the Certificates as of the day preceding such Distribution Date to the aggregate principal balance of the receivables as of the last day of the related collection period will be applied to pay principal on the Certificates; provided, however, that the amount payable on the certificate final scheduled Distribution Date will be the amount necessary to pay the certificate balance in full.

(7)      Insurance Premium—the premium payable under the insurance agreement for that Distribution Date plus any overdue premiums payable under the insurance agreement for the previous Distribution Date will be paid to the issuer.

(8)
Other Amounts Payable to the Insurer—the aggregate amount of any unreimbursed payments payable under the insurance policy, to the extent payable to the Insurer under the insurance agreement, plus accrued interest on any unreimbursed payments under the insurance policy at the rate provided in the insurance agreement plus any other amounts payable to the Insurer will be paid to the Insurer.

(9)
Additional Note Principal—if the Notes have been accelerated after an event of default under the indenture, an amount equal to the outstanding principal balance of the Notes (after giving effect to all payments of principal on such Distribution Date) will be paid pro rata on all classes of the Notes until they aid in full.

(10)
Additional Servicing Fee and Transition Costs—any unpaid transition expenses due in respect of a transfer of servicing and any additional servicing fees for the related collection period will be paid to the successor servicer.

(11)	Reserve Account Deposit—the amount, if any, necessary to increase the balance of the Reserve Account up to the required amount will be paid to the Reserve Account.

(12)	Seller—any amounts remaining after the above distributions will be paid to the Seller.

Credit Enhancement:	The credit enhancement for the Securities generally will include the following:

        Subordination of Principal and
Interest on the Certificates:
Payments of interest on the Certificates will be subordinated to payments of interest on the Notes, and no payments of principal will be made on the Certificates until the Notes have been paid in full. If the Notes have been accelerated after an event of default under the indenture, no payments will be made on the Certificates until monthly note principal has been paid to the Notes; provided, however, that the Indenture Trustee will continue to withdraw available amounts from the Reserve Account and to submit claims under the insurance policy in respect of monthly interest on the Certificates following an event of default under the indenture.

Reserve Account:
On the Closing Date, the Servicer will establish, in the name of the Indenture Trustee, a Reserve Account into which certain excess collections on the receivables will be deposited and from which amounts may be withdrawn to pay monthly servicing fees to the Servicer, to make required payments on the Securities and to make required payments to the Insurer. The Seller will deposit, or will cause to be deposited, $1,250,000 in the Reserve Account on the Closing Date. On each Distribution Date, the Indenture Trustee will deposit in the Reserve Account, from amounts collected on or in respect of the receivables during the related collection period and not used on that Distribution Date to make required payments to the Servicer, the securityholders or the Insurer, the amount, if any, by which:

•	the amount required to be on deposit in the Reserve Account on that Distribution Date exceeds

•	the amount on deposit in the Reserve Account on that Distribution Date.

On each Distribution Date, the Indenture Trustee will withdraw funds from the Reserve Account, up to the amount on deposit in the Reserve Account, to the extent needed to make the following payments:

•	to the Servicer, the monthly servicing fee for the related collection period plus any overdue monthly servicing fees for previous collection periods;

•
to the noteholders, monthly note interest and monthly note principal for that Distribution Date plus any overdue monthly interest payable to any class of Notes for the previous Distribution Date plus interest on any overdue monthly interest payable to any class of Notes at the interest rate applicable to that class;

•
to the certificateholders, monthly certificate interest and monthly certificate principal for that Distribution Date plus any overdue monthly interest payable on the Certificates for the previous Distribution Date plus interest on any overdue monthly interest payable on the Certificates at the interest rate applicable to the Certificates; and

•
to the Insurer, the monthly insurance premium for that Distribution Date plus any overdue monthly insurance premiums for the previous Distribution Date plus the aggregate amount of any unreimbursed payments under the insurance policy, to the extent payable to the Insurer under the insurance agreement, plus accrued interest on any unreimbursed payments under the insurance policy at the rate provided in the insurance agreement plus any other amounts due to the Insurer.

The amount required to be on deposit in the Reserve Account on any Distribution Date will equal the greater of $5,000,000 and an amount equal to 2.00% of the aggregate principal balance of the receivables as of the last day of the related collection period. The amount required to be on deposit in the Reserve Account on any Distribution Date may be increased if delinquencies or cumulative net losses on the receivables exceed levels specified in the insurance agreement.

If the amount on deposit in the Reserve Account on any Distribution Date exceeds the amount required to be on deposit in the Reserve Account on that Distribution Date, after giving effect to all required deposits to and withdrawals from the Reserve Account on that Distribution Date, the excess will be paid to the Seller. Any amount paid to the Seller will no longer be property of the Trust.

Insurance Policy:
The Insurer will issue a financial guaranty insurance policy for the benefit of the securityholders under which the Insurer will unconditionally and irrevocably guarantee the payment of monthly interest and monthly principal to the securityholders and the payment of the monthly servicing fee to the Servicer. In general, on each Distribution Date the Insurer will pay under the insurance policy the amount, if any, by which:

•
the monthly servicing fee for the related collection period plus any overdue monthly servicing fees for the previous collection period plus the monthly interest and monthly principal for that Distribution Date payable to the securityholders plus any overduthe funds otherwise available to pay those amounts, including amounts available to be withdrawn from the Reserve Account. e monthly interest for previous Distribution Dates payable to the securityholders exceeds

•	the funds otherwise available to pay those amounts, including amounts available to bewithdrawn from the Reserve Account.

All amounts paid under the insurance policy will be deposited in the collection account. The Indenture Trustee will continue to submit claims under the insurance policy with respect to the Notes and the Certificates following an event of default under the indenture.

In addition, the insurance policy will cover any amount paid or required to be paid by the Trust to the securityholders,

which amount is guaranteed by the insurance policy and is sought to be recovered as a voidable preference by a trustee in a bankruptcy of the Seller, the Servicer, the Depositor or the Trust under the United States Bankruptcy Code in accordance with a final non-appealable order of a court having competent jurisdiction.

Optional Prepayment:
The Servicer will have the option to purchase the receivables on any Distribution Date following the last day of a collection period as of which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the Cutoff Date. The purchase price will equal the outstanding principal balance of the receivables plus accrued and unpaid interest thereon; provided, however, that the purchase price must equal or exceed the outstanding principal balance of the Securities plus accrued and unpaid interest thereon, plus all amounts due to the Servicer in respect of its servicing compensation, plus all amounts due to the Insurer. The Trust will apply the payment of such purchase price to the payment of the Securities in full.

It is expected that at the time this purchase option becomes available to the Servicer only the class A-4 Notes and the Certificates will be outstanding.

Final Scheduled Distribution Dates:
The Trust is required to pay the entire principal amount of each class of Securities, to the extent not previously paid, on the respective final scheduled Distribution Dates specified above under “Terms of the Securities”.

Property of the Trust:
The property of the Trust primarily will include, (i) a pool of simple interest retail installment sale contracts originated by the Seller or an affiliate of the Seller in the ordinary course of business in connection with the sale of new and used motor vehicles; (ii) amounts received on or in respect of the receivables after the Cutoff Date; (iii) security interests in the vehicles financed under the receivables; (iv) an unconditional and irrevocable insurance policy issued by the Insurer guaranteeing payments of monthly interest and monthly principal on the Securities and payments of the monthly servicing fee to the Servicer; and (v) any and all proceeds relating to the above.

Servicer Compensation:
Generally, the Trust will pay the Servicer a servicing fee on each Distribution Date for the related collection period equal to the product of 1/12 of 1.00% and the aggregate principal balance of the receivables as of the first day of that collection period (or as of the Cutoff Date in the case of the first Distribution Date).

Ratings:	It is a condition to the issuance of the Securities that Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. respectively rate the:

•	class A-1 Notes “Prime-1/A-1+”;

•	class A-2 Notes, class A-3 Notes and class A-4 Notes “Aaa/AAA”; and

•	Certificates “Aaa/AAA”.

A rating is not a recommendation to purchase, hold or sell the related Securities, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the payment of principal and interest on the Securities according to their terms. A rating agency rating the Securities may lower or withdraw its rating in the future, in its discretion, as to any class of Securities.

Tax Status:

Opinions of Counsel:
In the opinion of Sidley Austin Brown & Wood LLP, for federal income tax purposes the Notes will be characterized as debt and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Therefore, the Trust will not be subject to entity level tax for federal income tax purposes.

Investor Representations:	Notes—If you purchase Notes, you will agree by your purchase that you will treat the Notes as indebtedness for federal income tax purposes.

Certificates—If you purchase Certificates, you will agree by your purchase that you will treat the Trust as a partnership in which the certificateholders are partners for federal income tax purposes.

Investor Restrictions:	The Certificates may not be purchased by persons who are not United States persons for federal income tax purposes.

ERISA Considerations:

Notes:
The Notes will generally be eligible for purchase by or with plan assets of employee benefit and other benefit plans and by individual retirement accounts, subject to the considerations discussed under “ERISA Considerations” in the prospectus. Each employee benefit or other benefit plan, and each person investing on behalf of or with plan assets of such a plan, will be deemed to make certain representations.

Certificates:
The Certificates may not be acquired by or with plan assets of an employee benefit or other benefit plan, by an individual retirement account or by a person investing on behalf of or with plan assets of such an arrangement. See “ERISA Considerations” in the prospectus.

Eligibility for Purchase by Money Market Funds:
The class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the class A-1 Notes under Rule 2a-7 and whether an investment in such Notes satisfies the fund’s investment policies and objectives.

Characteristics of the Receivables

The following tables set forth information with respect to the receivables as of the Statistical Calculation Date. While the characteristics of the receivables transferred to the Trust at the Closing Date will differ somewhat from the information set forth in these tables, we anticipate that the variations will not be material.

Composition of the Receivables
as of the Statistical Calculation Date

	Number of Receivables	Aggregate Principal Balance as of the Statistical Calculation Date	Original Principal Balance	Weighted Average Contract Rate
New Motor Vehicles	1,027	$18,485,279.72	$19,345,942.28	8.71%
Used Motor Vehicles	30,834	432,319,492.42	452,509,711.32	9.57

Total	31,861	$450,804,772.14	$471,855,653.60	9.54%

	Weighted Average Remaining Term (in months)	Weighted Average Original Term (in months)	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date
New Motor Vehicles	57.28	60.38	4.10%
Used Motor Vehicles	57.12	60.07	95.90

Total	57.13	60.08	100.00%

As used in the composition table, weighted average remaining term and weighted average original term are calculated based on the scheduled maturities of the receivables and assuming no prepayments of the receivables.

Distribution of the Receivables by Remaining Term
as of the Statistical Calculation Date

Remaining Term Range	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
1 months to 12 months	8	0.03%	$32,295.77	0.01%
13 months to 24 months	275	0.86	1,527,852.44	0.34
25 months to 36 months	1,515	4.76	12,832,723.18	2.85
37 months to 48 months	3,321	10.42	36,070,553.31	8.00
49 months to 60 months	19,507	61.23	277,049,663.14	61.46
61 months to 72 months	7,235	22.71	123,291,684.30	27.35

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100% due to rounding.

Distribution of the Receivables by Obligor Mailing Address
as of the Statistical Calculation Date

Obligor Mailing Address	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
Texas	5,881	18.46%	$85,804,321.66	19.03%
Illinois	4,525	14.20	63,479,179.03	14.08
Florida	4,092	12.84	55,443,743.48	12.30
Georgia	3,630	11.39	52,453,717.75	11.64
Maryland	3,681	11.55	52,232,547.97	11.59
Virginia	2,703	8.48	39,209,622.82	8.70
North Carolina	2,623	8.23	36,169,423.40	8.02
California	1,373	4.31	19,295,481.49	4.28
Tennessee	1,097	3.44	15,161,277.39	3.36
South Carolina	740	2.32	10,364,965.83	2.30
Indiana	511	1.60	7,135,068.36	1.58
Wisconsin	324	1.02	4,722,017.70	1.05
Other	681	2.14	9,333,405.26	2.07

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100% due to rounding.

Each state included in the “other” category in the distribution by obligor mailing address table accounted for less than 0.75% of the total number of Receivables and less than 0.71% of the aggregate Principal Balance of the Receivables as of the Statistical Calculation Date.

Distribution of the Receivables by Financed Vehicle Model Year
as of the Statistical Calculation Date

Model Year	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
1992 or earlier	68	0.21%	$507,915.06	0.11%
1993	169	0.53	1,321,292.83	0.29
1994	397	1.25	3,298,346.50	0.73
1995	873	2.74	7,701,150.03	1.71
1996	1,413	4.43	13,334,244.85	2.96
1997	2,400	7.53	26,429,986.04	5.86
1998	3,811	11.96	48,659,888.44	10.79
1999	10,200	32.01	147,435,431.00	32.70
2000	6,197	19.45	96,776,823.73	21.47
2001	4,494	14.11	72,320,718.94	16.04
2002	1,645	5.16	29,579,336.17	6.56
2003	194	0.61	3,439,638.55	0.76

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100% due to rounding.

Distribution of the Receivables by Contract Rate
as of the Statistical Calculation Date

Contract Rate Range	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
5.01% to 6.00%	1,546	4.85%	$23,991,358.03	5.32%
6.01% to 7.00%	3,686	11.57	55,954,725.77	12.41
7.01% to 8.00%	8,493	26.66	121,446,765.73	26.94
8.01% to 9.00%	4,293	13.47	62,727,956.67	13.91
9.01% to 10.00%	3,707	11.63	48,646,338.76	10.79
10.01% to 11.00%	2,232	7.01	31,073,389.28	6.89
11.01% to 12.00%	1,791	5.62	25,836,775.88	5.73
12.01% to 13.00%	1,888	5.93	26,292,345.56	5.83
13.01% to 14.00%	1,230	3.86	17,547,938.05	3.89
14.01% to 15.00%	1,012	3.18	13,063,864.73	2.90
15.01% to 16.00%	989	3.10	12,242,920.70	2.72
16.01% to 17.00%	622	1.95	8,013,378.38	1.78
17.01% to 18.00%	277	0.87	2,967,543.92	0.66
18.01% to 19.00%	93	0.29	978,957.59	0.22
19.01% to 20.00%	2	0.01	20,513.09	0.00

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Distribution of the Receivables by Original Principal Balance
as of the Statistical Calculation Date

Original Principal Balance	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
$0.01 to 5,000.00	538	1.69%	$1,934,188.95	0.43%
$5,000.01 to 10,000.00	5,583	17.52	42,392,508.36	9.40
$10,000.01 to 15,000.00	11,563	36.29	138,389,437.97	30.70
$15,000.01 to 20,000.00	9,010	28.28	148,433,392.67	32.93
$20,000.01 to 25,000.00	3,571	11.21	75,757,426.08	16.80
$25,000.01 to 30,000.00	1,194	3.75	31,030,607.56	6.88
$30,000.01 to 35,000.00	310	0.97	9,486,163.93	2.10
$35,000.01 to 40,000.00	73	0.23	2,594,721.74	0.58
$40,000.01 to 45,000.00	16	0.05	648,740.67	0.14
$45,000.01 to 50,000.00	3	0.01	137,584.21	0.03

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

The average original principal balance of the receivables was $14,809.82 as of the Statistical Calculation Date.

Distribution of the Receivables by Remaining Principal Balance
as of the Statistical Calculation Date

Remaining Principal Balance	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
$0.01 to 5,000.00	846	2.66%	$3,072,480.35	0.68%
$5,000.01 to 10,000.00	6,381	20.03	51,175,483.77	11.35
$10,000.01 to 15,000.00	11,966	37.56	149,786,633.27	33.23
$15,000.01 to 20,000.00	8,331	26.15	142,932,030.55	31.71
$20,000.01 to 25,000.00	3,050	9.57	67,248,617.77	14.92
$25,000.01 to 30,000.00	998	3.13	26,983,967.74	5.99
$30,000.01 to 35,000.00	227	0.71	7,252,473.33	1.61
$35,000.01 to 40,000.00	50	0.16	1,839,979.36	0.41
$40,000.01 to 45,000.00	10	0.03	419,113.36	0.09
$45,000.01 to 50,000.00	2	0.01	93,992.64	0.02

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

The average remaining principal balance of the receivables was $14,149.11 as of the Statistical Calculation Date.

Distribution of the Receivables by Original Term to Maturity
as of the Statistical Calculation Date

Original Term to Maturity	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Principal Balance as of the Statistical Calculation Date	Percentage of Aggregate Principal Balance as of the Statistical Calculation Date(1)
1 month to 12 months	2	0.01%	$19,289.69	0.00%
13 months to 24 months	205	0.64	1,184,581.56	0.26
25 months to 36 months	1,498	4.70	12,520,355.26	2.78
37 months to 48 months	3,200	10.04	35,047,053.82	7.77
49 months to 60 months	19,517	61.26	275,856,196.54	61.19
61 months to 72 months	7,439	23.35	126,177,295.27	27.99

Total	31,861	100.00%	$450,804,772.14	100.00%

(1)	Percentages may not add to 100.00% due to rounding.

Weighted Average Lives of the Securities

The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the Securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model or “ABS”, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

The rate of payment of principal of each class of Notes and the Certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final distributions in respect of the Notes or the Certificates could occur significantly earlier than the respective final scheduled Distribution Dates. The noteholders and the certificateholders will exclusively bear any reinvestment risk associated with early payment of their Notes and Certificates.

The ABS Tables captioned “Percent of Initial Note Principal Amount at Various ABS Percentages” and “Percent of Initial Certificate Balance at Various ABS Percentages” have been prepared on the basis of the following assumed characteristics of the receivables:

•	the receivables prepay in full at the specified constant percentage of ABS monthly;

•	each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days, beginning in December 2002;

•	payments on the Securities are made on each Distribution Date (and each Distribution Date is assumed to be the fifteenth day of the applicable month);

•	the Closing Date occurs on December 5, 2002;

•	no defaults or delinquencies occur in the payment of any of the receivables;

•	no receivables are repurchased due to a breach of any representation or warranty or for any other reason;

•	no event of default has occurred;

•	the balance in the Reserve Account on each Distribution Date is equal to the required reserve account amount; and

•	the Servicer exercises its option to purchase the receivables on the earliest Distribution Date on which it is permitted to do so, as described in this term sheet.

The ABS Tables indicate the projected weighted average life of each class of Notes and the Certificates and set forth the percent of the initial principal amount of each class of Notes and the percent of the initial certificate balance of the Certificates that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance of the receivables in each pool, contract rate and remaining term to maturity) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

Pool	Aggregate Principal Balance	Weighted Average Note Rate	Weighted Average Original Term to Maturity (in months)	Weighted Average Remaining Maturity (in months)
1	$1,203,871.25	10.514%	24	21
2	$7,448,887.78	8.255%	35	33
3	$5,071,467.48	8.937%	35	30
4	$21,613,870.59	8.711%	47	45
5	$13,433,183.23	9.417%	47	42
6	$176,522,936.80	8.903%	60	58
7	$95,015,900.65	9.626%	60	55
8	$4,317,359.09	9.150%	59	50
9	$82,081,750.54	10.399%	68	66
10	$42,512,476.44	11.008%	67	63
11	$1,583,068.29	11.279%	68	56
12	$131,375.54	8.664%	24	24
13	$1,366,315.90	8.664%	35	35
14	$3,824,599.70	8.664%	47	47
15	$30,103,515.50	8.664%	60	60
16	$13,769,421.22	8.664%	68	68

The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Notes and the Certificates.

Percent of Initial Note Principal Amount at Various ABS Percentages

	Class A-1 Notes					Class A-2 Notes
Distribution Date	0.50%	1.00%	1.50%	1.75%	2.00%	0.50%	1.00%	1.50%	1.75%	2.00%
Closing Date	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
January 2003	91%	88%	86%	84%	83%	100%	100%	100%	100%	100%
February 2003	82%	77%	72%	69%	66%	100%	100%	100%	100%	100%
March 2003	72%	65%	58%	54%	50%	100%	100%	100%	100%	100%
April 2003	63%	54%	44%	39%	34%	100%	100%	100%	100%	100%
May 2003	54%	42%	30%	24%	18%	100%	100%	100%	100%	100%
June 2003	45%	31%	17%	10%	2%	100%	100%	100%	100%	100%
July 2003	36%	20%	4%	0%	0%	100%	100%	100%	95%	87%
August 2003	27%	9%	0%	0%	0%	100%	100%	90%	81%	71%
September 2003	18%	0%	0%	0%	0%	100%	98%	77%	67%	56%
October 2003	8%	0%	0%	0%	0%	100%	87%	64%	53%	41%
November 2003	0%	0%	0%	0%	0%	99%	76%	52%	39%	27%
December 2003	0%	0%	0%	0%	0%	90%	65%	39%	26%	12%
January 2004	0%	0%	0%	0%	0%	81%	54%	27%	13%	0%
February 2004	0%	0%	0%	0%	0%	72%	44%	14%	0%	0%
March 2004	0%	0%	0%	0%	0%	63%	33%	2%	0%	0%
April 2004	0%	0%	0%	0%	0%	54%	23%	0%	0%	0%
May 2004	0%	0%	0%	0%	0%	45%	12%	0%	0%	0%
June 2004	0%	0%	0%	0%	0%	35%	2%	0%	0%	0%
July 2004	0%	0%	0%	0%	0%	26%	0%	0%	0%	0%
August 2004	0%	0%	0%	0%	0%	17%	0%	0%	0%	0%
September 2004	0%	0%	0%	0%	0%	8%	0%	0%	0%	0%
October 2004	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
November 2004	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
December 2004	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
January 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
February 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
March 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
April 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
May 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
June 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
July 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
August 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
September 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
October 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
November 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
December 2005	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
January 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
February 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
March 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
April 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
May 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
June 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
July 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
August 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
September 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
October 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
November 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
December 2006	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
January 2007	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
February 2007	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
March 2007	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
April 2007	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
May 2007	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Weighted Average Life (In Years)	0.52	0.43	0.37	0.34	0.32	1.44	1.19	1.00	0.92	0.86

Percent of Initial Note Principal Amount at Various ABS Percentages

	Class A-3 Notes					Class A-4 Notes
Distribution Date	0.50%	1.00%	1.50%	1.75%	2.00%	0.50%	1.00%	1.50%	1.75%	2.00%
Closing Date	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
January 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
February 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
March 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
April 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
May 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
June 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
July 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
August 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
September 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
October 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
November 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
December 2003	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
January 2004	100%	100%	100%	100%	99%	100%	100%	100%	100%	100%
February 2004	100%	100%	100%	100%	91%	100%	100%	100%	100%	100%
March 2004	100%	100%	100%	92%	83%	100%	100%	100%	100%	100%
April 2004	100%	100%	95%	85%	75%	100%	100%	100%	100%	100%
May 2004	100%	100%	88%	78%	68%	100%	100%	100%	100%	100%
June 2004	100%	100%	81%	71%	60%	100%	100%	100%	100%	100%
July 2004	100%	95%	74%	64%	53%	100%	100%	100%	100%	100%
August 2004	100%	89%	68%	57%	46%	100%	100%	100%	100%	100%
September 2004	100%	84%	62%	50%	39%	100%	100%	100%	100%	100%
October 2004	100%	78%	56%	44%	32%	100%	100%	100%	100%	100%
November 2004	94%	72%	49%	38%	26%	100%	100%	100%	100%	100%
December 2004	89%	67%	44%	32%	20%	100%	100%	100%	100%	100%
January 2005	84%	61%	38%	26%	14%	100%	100%	100%	100%	100%
February 2005	79%	56%	32%	20%	8%	100%	100%	100%	100%	100%
March 2005	74%	51%	27%	14%	2%	100%	100%	100%	100%	100%
April 2005	69%	45%	21%	9%	0%	100%	100%	100%	100%	94%
May 2005	64%	40%	16%	4%	0%	100%	100%	100%	100%	86%
June 2005	58%	35%	11%	0%	0%	100%	100%	100%	98%	78%
July 2005	54%	30%	6%	0%	0%	100%	100%	100%	90%	70%
August 2005	49%	25%	1%	0%	0%	100%	100%	100%	82%	63%
September 2005	44%	20%	0%	0%	0%	100%	100%	94%	75%	55%
October 2005	39%	16%	0%	0%	0%	100%	100%	87%	68%	49%
November 2005	34%	11%	0%	0%	0%	100%	100%	81%	62%	42%
December 2005	29%	7%	0%	0%	0%	100%	100%	74%	55%	0%
January 2006	25%	2%	0%	0%	0%	100%	100%	68%	49%	0%
February 2006	20%	0%	0%	0%	0%	100%	97%	62%	43%	0%
March 2006	15%	0%	0%	0%	0%	100%	90%	56%	38%	0%
April 2006	10%	0%	0%	0%	0%	100%	84%	50%	0%	0%
May 2006	6%	0%	0%	0%	0%	100%	77%	45%	0%	0%
June 2006	1%	0%	0%	0%	0%	100%	71%	39%	0%	0%
July 2006	0%	0%	0%	0%	0%	95%	65%	0%	0%	0%
August 2006	0%	0%	0%	0%	0%	88%	59%	0%	0%	0%
September 2006	0%	0%	0%	0%	0%	81%	54%	0%	0%	0%
October 2006	0%	0%	0%	0%	0%	74%	48%	0%	0%	0%
November 2006	0%	0%	0%	0%	0%	68%	43%	0%	0%	0%
December 2006	0%	0%	0%	0%	0%	62%	38%	0%	0%	0%
January 2007	0%	0%	0%	0%	0%	55%	0%	0%	0%	0%
February 2007	0%	0%	0%	0%	0%	49%	0%	0%	0%	0%
March 2007	0%	0%	0%	0%	0%	43%	0%	0%	0%	0%
April 2007	0%	0%	0%	0%	0%	36%	0%	0%	0%	0%
May 2007	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Weighted Average Life (In Years)	2.72	2.35	2.00	1.85	1.71	4.15	3.80	3.32	3.08	2.81

Percent of Initial Certificate Balance at Various ABS Percentages

	Certificates
Distribution Date	0.50%	1.00%	1.50%	1.75%	2.00%
Closing Date	100%	100%	100%	100%	100%
January 2003	100%	100%	100%	100%	100%
February 2003	100%	100%	100%	100%	100%
March 2003	100%	100%	100%	100%	100%
April 2003	100%	100%	100%	100%	100%
May 2003	100%	100%	100%	100%	100%
June 2003	100%	100%	100%	100%	100%
July 2003	100%	100%	100%	100%	100%
August 2003	100%	100%	100%	100%	100%
September 2003	100%	100%	100%	100%	100%
October 2003	100%	100%	100%	100%	100%
November 2003	100%	100%	100%	100%	100%
December 2003	100%	100%	100%	100%	100%
January 2004	100%	100%	100%	100%	100%
February 2004	100%	100%	100%	100%	100%
March 2004	100%	100%	100%	100%	100%
April 2004	100%	100%	100%	100%	100%
May 2004	100%	100%	100%	100%	100%
June 2004	100%	100%	100%	100%	100%
July 2004	100%	100%	100%	100%	100%
August 2004	100%	100%	100%	100%	100%
September 2004	100%	100%	100%	100%	100%
October 2004	100%	100%	100%	100%	100%
November 2004	100%	100%	100%	100%	100%
December 2004	100%	100%	100%	100%	100%
January 2005	100%	100%	100%	100%	100%
February 2005	100%	100%	100%	100%	100%
March 2005	100%	100%	100%	100%	100%
April 2005	100%	100%	100%	100%	100%
May 2005	100%	100%	100%	100%	100%
June 2005	100%	100%	100%	100%	100%
July 2005	100%	100%	100%	100%	100%
August 2005	100%	100%	100%	100%	100%
September 2005	100%	100%	100%	100%	100%
October 2005	100%	100%	100%	100%	100%
November 2005	100%	100%	100%	100%	100%
December 2005	100%	100%	100%	100%	0%
January 2006	100%	100%	100%	100%	0%
February 2006	100%	100%	100%	100%	0%
March 2006	100%	100%	100%	100%	0%
April 2006	100%	100%	100%	0%	0%
May 2006	100%	100%	100%	0%	0%
June 2006	100%	100%	100%	0%	0%
July 2006	100%	100%	0%	0%	0%
August 2006	100%	100%	0%	0%	0%
September 2006	100%	100%	0%	0%	0%
October 2006	100%	100%	0%	0%	0%
November 2006	100%	100%	0%	0%	0%
December 2006	100%	100%	0%	0%	0%
January 2007	100%	0%	0%	0%	0%
February 2007	100%	0%	0%	0%	0%
March 2007	100%	0%	0%	0%	0%
April 2007	100%	0%	0%	0%	0%
May 2007	0%	0%	0%	0%	0%
Weighted Average Life (In Years)	4.44	4.11	3.61	3.36	3.03

The foregoing ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith. The weighted average life of a Security is determined by (a) multiplying the amount of each principal payment on the Security by the number of years from the date of the issuance of the Security to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Security.

Delinquency, Credit Loss and Recovery Information

Set forth below is certain information concerning the experience of CarMax Auto Superstores, Inc. pertaining to its motor vehicle receivable portfolio, including those receivables previously sold which CarMax Auto Superstores, Inc. continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the receivables transferred to the Trust will be comparable to that set forth below.

Delinquency Experience

	Nine Months Ended September 30,
	2002		2001
	Number of Receivables	Amount	Number of Receivables	Amount
Total Receivable Portfolio	163,861	$1,721,089,187	141,038	$1,426,993,415
Delinquencies as a Percentage of Total Receivable Portfolio
31-60 Days	1.41%	1.23%	1.24%	1.14%
61-90 Days	0.35%	0.28%	0.29%	0.25%
91 Days or More	0.19%	0.16%	0.16%	0.14%
Total Delinquencies as a Percentage of Total Receivable Portfolio	1.94%	1.67%	1.68%	1.52%
Total Delinquencies	3,180	$28,765,115	2,373	$21,716,603

	As of December 31,
	2001		2000
	Number of Receivables	Amount	Number of Receivables	Amount
Total Receivable Portfolio	146,035	$1,475,088,924	116,451	$1,185,612,703
Delinquencies as a Percentage of Total Receivable Portfolio
31-60 Days	1.43%	1.34%	1.56%	1.47%
61-90 Days	0.31%	0.27%	0.35%	0.30%
91 Days or More	0.16%	0.14%	0.19%	0.16%
Total Delinquencies as a Percentage of Total Receivable Portfolio	1.91%	1.75%	2.09%	1.93%
Total Delinquencies	2,782	$25,843,322	2,435	$22,838,630

	As of December 31,
	1999		1998		1997
	Number of Receivables	Amount	Number of Receivables	Amount	Number of Receivables	Amount
Total Receivable Portfolio	83,624	$860,556,480	52,129	$528,585,348	26,272	$259,517,771
Delinquencies as a Percentage of Total Receivable Portfolio
31-60 Days	1.10%	0.98%	0.97%	0.76%	1.23%	0.85%
61-90 Days	0.22%	0.16%	0.23%	0.17%	0.39%	0.18%
91 Days or More	0.17%	0.12%	0.11%	0.06%	0.23%	0.08%

Total Delinquencies as a Percentage of Total Receivable Portfolio	1.49%	1.26%	1.31%	0.99%	1.85%	1.12%
Total Delinquencies	1,245	$10,844,433	685	$5,243,832	485	$2,894,712

The amounts included in the delinquency experience table represent principal amounts only. Total delinquencies as a percentage of total receivables portfolio includes unsold repossessed vehicles and accounts in bankruptcy which are less than 120 days past due. The delinquency periods included in the delinquency experience table are calculated based on the number of days a payment is contractually past due. All receivables are written off not later than the last business day of the month during which they become 120 days delinquent.

Credit Loss Experience

	Nine Months Ended September 30,
	2002	2001
Total Number of Receivables Outstanding at Period End	163,861	141,038
Average Number of Receivables Outstanding During the Period	154,948	128,745
Outstanding Principal Amount at Period End	$1,721,089,187	$1,426,993,415
Average Outstanding Principal Amount During the Period	$1,582,812,443	$1,301,844,462
Gross Principal Charge-Offs	$15,282,282	$10,328,039
Recoveries	$3,432,359	$2,705,885
Net Losses	$11,849,923	$7,622,154
Net Losses as a Percentage of the Average Outstanding Principal Amount	1.00%	0.78%

	Year Ended December 31,
	2001	2000
Total Number of Receivables Outstanding at Period End	146,035	116,451
Average Number of Receivables Outstanding During the Period	131,243	100,038
Outstanding Principal Amount at Period End	$1,475,088,924	$1,185,612,703
Average Outstanding Principal Amount During the Period	$1,338,578,746	$1,028,618,645
Gross Principal Charge-Offs	$15,569,462	$8,748,280
Recoveries	$3,494,574	$2,213,115
Net Losses	$12,074,888	$6,535,165
Net Losses as a Percentage of the Average Outstanding Principal Amount	0.90%	0.64%

	Year Ended December 31,
	1999	1998	1997
Total Number of Receivables Outstanding at Period End	83,624	52,129	26,272
Average Number of Receivables Outstanding During the Period	67,877	39,201	20,538
Outstanding Principal Amount at Period End	$860,556,480	$528,585,348	$259,517,771
Average Outstanding Principal Amount During the Period	$706,769,054	$392,753,294	$194,539,224
Gross Principal Charge-Offs	$4,838,933	$2,726,477	$2,110,135
Recoveries	$1,584,941	$808,926	$665,576
Net Losses	$3,253,992	$1,917,551	$1,444,559
Net Losses as a Percentage of the Average Outstanding Principal Amount	0.46%	0.49%	0.74%

The average outstanding principal amount for any period equals the average of the monthly average outstanding principal amount of the retail installment sale contracts during that period. The gross charge-offs for any period equal the total principal amount due on all retail installment sale contracts determined to be uncollectible during that period minus the total amount recovered during that period from the repossession and sale of financed vehicles. The recoveries for any period equal the total amount recovered during that period on retail installment sale contracts previously charged off.

The percentages for the nine months ended September 30, 2002 and September 30, 2001 are annualized and are not necessarily indicative of a full year’s actual results.

The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the delinquency and credit loss information of CarMax Auto Superstores, Inc., or that of the Trust with respect to the receivables, in the future will be similar to that set forth above.

Delinquency and Credit Loss Trends

CarMax Auto Superstores, Inc. believes that the delinquency and credit loss performance of its portfolio over the past five years and nine months is attributable to a number of factors, including the following:

•	consistent credit underwriting, provided by empirically derived credit scoring models which help CarMax Auto Superstores, Inc. quantify credit risk and implement risk adjusted pricing;

•
consistent collateral quality, achieved through selective vehicle acquisition and a thorough reconditioning process to meet CarMax Auto Superstores, Inc.’s mechanical, electrical and safety standards; and

•	innovative collection strategies, including the use of behavioral models to manage the collection processes and periodic default risk reviews through risk score updates on outstanding loans.

CarMax Auto Superstores, Inc.’s expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important economic, social, legal and other factors that could cause actual results to differ materially from those projected. These factors include, but are not limited to, inflation rates, unemployment rates, changes in consumer debt levels, changes in the market for used vehicles and the enactment of new laws that further regulate the motor vehicle lending industry.